Exhibit (a)(1)(vii)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

FORM OF ACCEPTANCE
To Tender ORNANEs
of
BUSINESS OBJECTS S.A.
(ISIN: FR0010470245)
Pursuant to the U.S. Offer to Purchase dated December 4, 2007 by
SAP FRANCE S.A.
a wholly owned subsidiary of
SAP AG

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY
TIME, ON JANUARY 15, 2008, UNLESS THE U.S. OFFER IS EXTENDED.

The Receiving Agent for the U.S. Offer is:

THE BANK OF NEW YORK

By Mail:	By Hand or Overnight Delivery:
The Bank of New York	The Bank of New York
Tender & Exchange Department	Tender & Exchange Department
P.O. Box 11248	101 Barclay Street
Church Street Station	Receive and Deliver Window-Street Level
New York, NY 10286-1248	New York, NY 10286

ALL QUESTIONS REGARDING THE U.S. OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT OR TO THE DEALER MANAGER AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS AS SET FORTH ON THE BACK COVER PAGE OF THIS ORNANE FORM OF ACCEPTANCE.

THE INSTRUCTIONS ACCOMPANYING THIS FORM OF ACCEPTANCE SHOULD BE READ CAREFULLY BEFORE THIS FORM OF ACCEPTANCE IS COMPLETED.

ACCEPTANCE OF THE U.S. OFFER IN RESPECT OF BUSINESS OBJECTS ADSs, SHARES OR WARRANTS CANNOT BE MADE BY MEANS OF THIS ORNANE FORM OF ACCEPTANCE.

DESCRIPTION OF BUSINESS OBJECTS SHARES TENDERED
Business Objects Share(s) Tendered
Names(s) & Address(es) of Registered Owner(s)	(Attach additional signed list, if necessary)

DELIVERY OF THIS ORNANE FORM OF ACCEPTANCE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE RECEIVING AGENT WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ORNANE FORM OF ACCEPTANCE WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 ACCOMPANYING THIS ORNANE FORM OF ACCEPTANCE. DELIVERY OF THIS ORNANE FORM OF ACCEPTANCE TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE RECEIVING AGENT.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS ORNANE FORM OF ACCEPTANCE CAREFULLY BEFORE COMPLETING THE FORM. THIS ORNANE FORM OF ACCEPTANCE SHOULD BE USED ONLY FOR TENDERING ORNANEs (AS DEFINED BELOW). DO NOT USE THIS ORNANE FORM OF ACCEPTANCE FOR TENDERING SHARES, ADSs OR WARRANTS (EACH SUCH TERM AS DEFINED BELOW).

You have received this ORNANE Form of Acceptance in connection with the offer by SAP France S.A. (“SAP France”), a société anonyme organized under the laws of the Republic of France and a wholly owned subsidiary of SAP AG, a Aktiengesellschaft (stock corporation) organized under the laws of the Federal Republic of Germany, to purchase among other things all outstanding bonds convertible or exchangeable into new or existing ordinary shares, nominal value €0.10 (“Shares”) (obligations remboursables en numéraire ou en actions nouvelles ou existantes, or “ORNANEs”) of Business Objects S.A. (“Business Objects”), a société anonyme organized under the laws of the Republic of France, held by U.S. holders within the meaning of Rule 14d-1(d) of the Securities Exchange Act of 1934, as amended, for €50.65 per ORNANE, net to the tendering holder in cash, less any required withholding taxes and without interest, as described in the U.S. Offer to Purchase dated December 4, 2007 (the “U.S. Offer to Purchase”). This document should be read in conjunction with the U.S. Offer to Purchase. Capitalized terms used in this document but not defined herein have the meanings given to those terms in the U.S. Offer to Purchase.

Business Objects American depositary shares (“ADSs”), Shares and warrants to acquire Shares (“Warrants”) cannot be tendered by means of this ORNANE Form of Acceptance. If you are a holder of ADSs or a U.S. holder of Shares or Warrants, you may obtain an ADS Letter of Transmittal, Share Form of Acceptance or Warrant Form of Acceptance and related documents for tendering those securities from Georgeson Inc. (the “Information Agent”). This ORNANE Form of Acceptance can be used only to tender ORNANEs. See Instruction 5 of this ORNANE Form of Acceptance. Shares, Warrants and ORNANEs held of record by persons who are not U.S. holders cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent French Offer (as defined in the U.S. Offer to Purchase). Information on the French Offer may be obtained from the Information Agent at the telephone number as set forth on the back cover page of this ORNANE Form of Acceptance.

The Instructions included with this Form of Acceptance must be followed. Questions and requests for assistance or for additional copies of the U.S. Offer to Purchase and this Form of Acceptance may be directed to the Information Agent, at the address and telephone numbers indicated on the back cover page of this ORNANE Form of Acceptance.

All ORNANE Forms of Acceptance and other required documents delivered to The Bank of New York (the “Receiving Agent”) by holders will be deemed (without any further action by the Receiving Agent) to constitute acceptance by such holders of the U.S. Offer with respect to their ORNANEs, subject to the terms and conditions set forth in the U.S. Offer to Purchase, any supplements and amendments thereto, and this ORNANE Form of Acceptance.

Holders of ORNANEs purchased in the U.S. Offer will receive the purchase price for such securities by check.

This ORNANE Form of Acceptance must be completed in addition to the delivery of ORNANEs by book-entry transfer to an account maintained by the Receiving Agent at BNP Paribas pursuant to the procedures set forth under Section 3 of the U.S. Offer to Purchase. Delivery of documents to BNP Paribas or Euroclear France does not constitute delivery to the Receiving Agent.

In the event of an inconsistency between the terms and procedures in this ORNANE Form of Acceptance and the U.S. Offer to Purchase, the terms and procedures in the U.S. Offer to Purchase shall govern.

The term “Expiration Date” means 9:00 a.m., New York City time on January 15, 2008, or if the U.S. Offer is extended, the latest time and date at which the U.S. Offer, as extended, will expire.

PLEASE FILL IN THE BELOW INFORMATION IF THE TENDERED ORNANES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE RECEIVING AGENT’S ACCOUNT AT BNP PARIBAS:

Name of Tendering Institution:

Euroclear Participant Number:

Transaction Code Number:

Trade Date:

Delivery should be made as follows: via Euroclear France to Participant 030, BNP Paribas Securities Services, Paris for the account of th Bank of New York. Please include in the comment field: For credit to Sub-Account No. 50942X - Business Objects - US ORNANEs. Also, it will be necessary to pre-advise BNP Paribas of the pending delivery. Please either call Marie-France Dessertenne at +33-(0)1-4298-6043 or send an email to marie-france.dessertenne@bnpparibas.com.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS ORNANE FORM OF ACCEPTANCE CAREFULLY.

To: The Bank of New York, as Receiving Agent

The undersigned hereby instructs the Receiving Agent to accept the U.S. Offer on behalf of the undersigned with respect to the above described ORNANEs, subject to the terms and conditions set forth in the U.S. Offer to Purchase, any supplements or amendments thereto, and this ORNANE Form of Acceptance.

The undersigned hereby acknowledges that delivery of this ORNANE Form of Acceptance and of the ORNANEs and other required documents delivered to the Receiving Agent in connection herewith will be deemed (without any further action by the Receiving Agent) to constitute acceptances of the U.S. Offer by the undersigned with respect to such ORNANEs, subject to the rights of withdrawal set out in Section 4 of the U.S. Offer to Purchase and the terms and conditions set forth in this ORNANE Form of Acceptance.

The undersigned understands that acceptance of the U.S. Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will, upon acceptance by SAP France, constitute a binding agreement between the undersigned and SAP France upon the terms and subject to the conditions of the U.S. Offer.

The undersigned hereby delivers to the Receiving Agent for tender to SAP France the above-described ORNANEs, in accordance with the terms and conditions of the U.S. Offer to Purchase, any supplements or amendments thereto, and this ORNANE Form of Acceptance.

Upon the terms of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

(a) sells, assigns and transfers to SAP France all right, title and interest in and to all the ORNANEs being tendered hereby; and

(b) irrevocably constitutes and appoints the Receiving Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ORNANEs, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver such ORNANEs or transfer the ownership of such ORNANEs on the account books maintained by Euroclear France, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of SAP France and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ORNANEs, all in accordance with the terms and subject to the condition of the U.S. Offer.

The undersigned hereby irrevocably appoints each of SAP France, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all rights of the undersigned, in such a manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, this proxy and power of attorney. Such appointment is effective if and when, and only to the extent that, SAP France accepts the ORNANEs tendered with this ORNANE Form of Acceptance for payment pursuant to the U.S. Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney, proxies and consents given by the undersigned at any time with respect to such ORNANEs, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). SAP France reserves the right to require that, in order for ORNANEs to be deemed validly tendered, immediately upon SAP France’s acceptance for payment of such ORNANEs, SAP France must be able to exercise full rights, to the extent permitted under applicable law, with respect to such ORNANEs.

The undersigned understands that if the signature on this ORNANE Form of Acceptance is provided in a capacity other than that of a registered owner (e.g., under a Power of Attorney), then the capacity in which the ORNANE Form of Acceptance is signed will be stated and evidence of the undersigned’s authority to act in such capacity will be submitted together with this ORNANE Form of Acceptance.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ORNANEs tendered hereby and that when the same are accepted for payment by SAP France, SAP France will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Receiving Agent or SAP France to be necessary or desirable to complete the sale, assignment and transfer of the ORNANEs tendered hereby.

The undersigned agrees to ratify each and every act or thing that may be done or effected by any director of, or other person nominated by, SAP France or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

The undersigned undertakes, represents and warrants that if any provision of this ORNANE Form of Acceptance shall be unenforceable or invalid or shall not operate so as to afford SAP France or the Receiving Agent or their respective agents the benefit of the authority expressed to be given in this ORNANE Form of Acceptance, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable SAP France or the Receiving Agent to secure the full benefits of this ORNANE Form of Acceptance.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. ORNANEs tendered pursuant to the U.S. Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the U.S. Offer to Purchase, may also be withdrawn at any time after February 1, 2008.

The undersigned understands that the valid tender of the ORNANEs pursuant to the procedures described in Section 3 of the U.S. Offer to Purchase and in the Instructions to this ORNANE Form of Acceptance will constitute a binding agreement between the undersigned and SAP France upon the terms and subject to the conditions of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms or conditions of any U.S. Offer so extended or amended). Without limiting the foregoing, if the price to be paid in the U.S. Offer is amended in accordance with the terms of the U.S. Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this ORNANE Form of Acceptance. The undersigned recognizes that under certain circumstances set forth in the U.S. Offer to Purchase, SAP France may not be required to accept for payment any of the ORNANEs tendered hereby.

The undersigned hereby instructs SAP France to (a) issue, or cause to be issued, and mail, or cause to be mailed, the check for the purchase price for the ORNANEs accepted for purchase in the name(s) and to the address(es) of the registered owner(s) appearing in the box entitled “Description of Business Objects ORNANEs Tendered,” and/or (b) credit the undersigned’s account maintained at the book-entry transfer facility with any ORNANEs not accepted for purchase. The undersigned recognizes that SAP France will not transfer any ORNANEs from the name of the registered owner thereof.

The terms and conditions of the U.S. Offer contained in the U.S. Offer to Purchase, as supplemented or amended from time to time, shall be deemed to be incorporated in, and form part of, this ORNANE Form of Acceptance, which shall be read and construed accordingly.

THIS ORNANE FORM OF ACCEPTANCE SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF THE CONSIDERATION PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ORNANES BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE RECEIVING AGENT AS PROVIDED IN THE U.S. OFFER TO PURCHASE AND THIS ORNANE FORM OF ACCEPTANCE.

IMPORTANT — SIGN HERE
(AND PLEASE COMPLETE SUBSTITUTE FORM W-9)

X

X
Signature(s) of Owner(s)

Dated:  , 200

(Must be signed by registered owner(s) exactly as name(s) appear(s) on a security position listing. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information.)

Name(s):

(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:
(See Substitute Form W-9)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

1.  Delivery of ORNANE Form of Acceptance and ORNANEs.  This ORNANE Form of Acceptance is to be completed by holders of ORNANEs if tenders are to be made by book-entry transfer set forth in Section 3 of the U.S. Offer to Purchase. A manually executed copy of this document may be used in lieu of the original. Confirmation of any book-entry transfer into the Receiving Agent’s account at BNP Paribas, which has an account at Euroclear France, of ORNANEs tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this ORNANE Form of Acceptance properly completed and duly executed, and any other documents required by this ORNANE Form of Acceptance, must be received by the Receiving Agent at one of its addresses set forth herein on or prior to the Expiration Date. If ORNANEs are forwarded to the Receiving Agent in multiple book-entry transfers, a properly completed and duly executed ORNANE Form of Acceptance must accompany each such book-entry transfer.

The method of delivery of this ORNANE Form of Acceptance and all other required documents is at the sole option and risk of the tendering holders of ORNANEs. ORNANEs will be deemed delivered only when actually received by the Receiving Agent. If such delivery is by mail, it is recommended that such documents be sent by registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Business Objects ORNANEs will be accepted for payment. All tendering holders of ORNANEs by execution of this ORNANE Form of Acceptance (or facsimile thereof) waive any right to receive any notice of the acceptance of their ORNANEs for payment.

All questions as to validity, form and eligibility (including time of receipt) and acceptance of any tender of ORNANEs hereunder will be determined by SAP France in its sole and absolute discretion (which may delegate power in whole or in part to the Receiving Agent) and such determination shall be final and binding. SAP France reserves the absolute right to waive any defect or irregularity in the tender of any ORNANEs of any particular holder whether or not similar defects or irregularities are waived in the case of any other holders. A tender of ORNANEs will not be deemed to have been made until all irregularities have been cured or waived. None of SAP France or any of its affiliates or assigns, the Receiving Agent, the Information Agent, the Dealer Manager or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification.

2.  Inadequate Space.  If the space provided herein is inadequate, the number of ORNANEs should be listed on a separate schedule attached hereto.

3.  Signatures on ORNANE Form of Acceptance.  If this ORNANE Form of Acceptance is signed by the registered owner(s) of the ORNANEs tendered hereby, the signature(s) must correspond to the name(s) as written on the security position listing of Business Objects without alteration, enlargement or any other change whatsoever.

If any of the ORNANEs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ORNANE Form of Acceptance.

If any of the tendered ORNANEs are registered in different names, it will be necessary to complete, sign and submit as many separate ORNANE Forms of Acceptance as there are different registrations.

If this ORNANE Form of Acceptance is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing. Proper evidence of authority to act must be submitted by such persons, although SAP France may waive this requirement.

4.  Transfer Taxes.  Except as otherwise provided in this Instruction 4, SAP France will pay or cause to be paid any transfer taxes with respect to the transfer and sale of ORNANEs to SAP France or to SAP France’s order pursuant to the U.S. Offer. If, however, a transfer tax is imposed based on income or for any reason other than the transfer of securities in the U.S. Offer, then those transfer taxes, whether imposed on the registered owner or any other persons, will not be payable to the tendering holder.

5.  Requests for Assistance or Additional Copies.  Questions and requests for assistance or for additional copies of the U.S. Offer to Purchase and the ORNANE Form of Acceptance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth on the back cover page of this ORNANE Form of Acceptance.

6.  Conditions; Waiver of Conditions.  SAP France’s obligation to accept ORNANEs in the U.S. Offer is subject to the conditions set forth in the U.S. Offer to Purchase. Such conditions, however, may be waived by SAP France in whole or in part at any time and from time to time in their sole discretion. See Section 13 of the U.S. Offer to Purchase.

7.  Holders of Business Objects ORNANEs, Warrants and ADSs.  Holders of Business Objects Shares who are U.S. holders have been sent a Share Form of Acceptance and holders of Business Objects Warrants who are U.S. holders have been sent a Warrant Form of Acceptance with the U.S. Offer to Purchase. U.S. holders of Business Objects Shares or Warrants may not accept the U.S. Offer in respect of such Shares or Warrants pursuant to this ORNANE Form of Acceptance. If any holder of Business Objects Shares or Warrants needs to obtain a copy of the appropriate Form of Acceptance, such holder should contact the Information Agent at the address and telephone numbers set forth on the back cover page of this ORNANE Form of Acceptance. Business Objects Shares, ORNANEs or Warrants held by persons who are not U.S. holders cannot be tendered pursuant to the U.S. Offer.

Holders of record of Business Objects ADSs, wherever resident, must use the ADS Letter of Transmittal in order to tender their Business Objects ADSs into the U.S. Offer. Holders of Business Objects ADSs evidenced by ADRs have been sent an ADS Letter of Transmittal with the U.S. Offer and may not tender Business Objects ADSs using this ORNANE Form of Acceptance. If any holder(s) of Business Objects ADSs needs to obtain a copy of the ADS Letter of Transmittal, such holder(s) should contact the Information Agent at the address and telephone numbers set forth at the end of this ORNANE Form of Acceptance.

8.  No Interest.  Under no circumstances will any interest on the purchase price for ORNANEs be paid by SAP France regardless of any extension of the U.S. Offer or any delay in making payment for such ORNANEs.

9.  Expiration Date.  The U.S. Offer will expire at 9:00 a.m., New York City time, on January 15, 2008 (the “Expiration Date”), unless and until the time period for which the U.S. Offer is open is extended by SAP France, in accordance with the terms set forth in the U.S. Offer to Purchase. If SAP France extends the U.S. Offer, SAP France will inform The Bank of New York, the Receiving Agent for the U.S. Offer, of that fact and will make a public announcement of the extension, not later than 9:00 a.m. New York City time, on the business day after the day on which the U.S. Offer was scheduled to expire.

10.  Substitute Form W-9.  Each tendering holder of ORNANEs is required to (a) provide the Receiving Agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or federal employer identification number, on Substitute Form W-9 below and certify on such form whether the holder is subject to backup withholding, or (b) file a Form W-8BEN or otherwise establish such holder’s exemption from backup withholding to the satisfaction of the Receiving Agent. Failure to provide the information on the form may subject the tendering holder to 28% U.S. federal backup withholding tax on the payment of the purchase price. The tendering holder may write “Applied For” in Part I of the Form if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the holder has written “Applied For” in Part I of the Form, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that “Applied For” is written in Part I of the Substitute Form W-9 and that the holder has completed the Certificate of Awaiting Taxpayer Identification Number, the Receiving Agent will withhold 28% of all payments of the purchase price thereafter until a TIN is provided to the Receiving Agent, unless the holder has filed a Form W-8BEN or otherwise established an exemption. See Important Tax Information below.

IMPORTANT: THIS ORNANE FORM OF ACCEPTANCE OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CONFIRMATION OF BOOK ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE RECEIVING AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under the U.S. Federal income tax law, an ORNANE holder whose tendered ORNANEs are accepted for payment is generally required by law to provide the Receiving Agent (as payer) with such ORNANE holder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such ORNANE holder is an individual, the TIN is such ORNANE holder’s social security number. If the Receiving Agent is not provided with the correct TIN, the ORNANE holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such ORNANE holder with respect to ORNANEs purchased pursuant to the U.S. Offer may be subject to backup withholding of 28%.

Certain ORNANE holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. An appropriate Form W-8 can be obtained from your Receiving Agent. Exempt ORNANE holders should furnish their TIN, check the “Exempt from backup withholdings” box on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to your Receiving Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. An ORNANE holder should consult his or her tax advisor as to such ORNANE holder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Receiving Agent is required to withhold 28% of any reportable payments made to the ORNANE holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to an ORNANE holder with respect to ORNANEs purchased pursuant to the U.S. Offer, the ORNANE holder is required to notify the Receiving Agent of such ORNANE holder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such ORNANE holder is awaiting a TIN), (b) that (i) such ORNANE holder is exempt from backup withholding, (ii) such ORNANE holder has not been notified by the Internal Revenue Service that such ORNANE holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such ORNANE holder that such ORNANE holder is no longer subject to backup withholding and (c) that such ORNANE holder is a U.S. person (including a U.S. resident alien).

What Number to Give the Receiving Agent

The ORNANE holder is required to give the Receiving Agent the social security number or employer identification number of the record holder of the ORNANEs tendered hereby. If the ORNANEs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering ORNANE holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the ORNANE holder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Receiving Agent will withhold 28% of all reportable payments to such ORNANE holder unless a TIN is provided to the Receiving Agent by the time of payment.

TO BE COMPLETED BY ALL TENDERING ORNANE HOLDERS
(See Instruction 10)
PAYER’S NAME: THE BANK OF NEW YORK, AS RECEIVING AGENT
THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

SUBSTITUTE		Name

Form W-9 Department of the Treasury Internal Revenue Service		Address (number, street, and apt. or suite no.) (city, state, and ZIP code)

Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ☐ Exempt from backup withholding

Payer’s Request for TIN and Certification	Part I — TIN
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION”.		Social Security Number OR Employer Identification Number

Part II — Certification
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S person	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION”.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date

The Receiving Agent for the U.S. Offer is:

THE BANK OF NEW YORK

By Mail:	By Hand or Overnight Delivery:
The Bank of New York	The Bank of New York
Tender & Exchange Department	Tender & Exchange Department
P.O. Box 11248	101 Barclay Street
Church Street Station	Receive and Deliver Window-Street Level
New York, NY 10286-1248	New York, NY 10286

Questions and requests for assistance or additional copies of the U.S. Offer to Purchase, this ORNANE Form of Acceptance, the ADS Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the telephone number and location listed below:

The Information Agent for the U.S. Offer is:

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038-3650
North America Toll Free Number: (866) 574-4069
Outside North America Collect: (212) 440-9800
European Toll Free Number: 00800 6570 6570
European Collect: +44 (0) 117 378 6015

The Dealer Manager for the U.S. Offer is:

Deutsche Bank Securities Inc.
Mailstop: 60W-42-093
60 Wall Street
New York, New York 10005
Call Toll Free: (877) 221-7676